MERRILL LYNCH INTERNATIONAL FUND
                               OF MERCURY FUNDS, INC.

                    Supplement dated February 16, 2005 to the
                       Prospectus dated September 23, 2004


	Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch International Fund (the "Fund").

The section captioned "About the Portfolio Management Team" appearing on page 10 of the Fund's Prospectus is amended as follows:

	The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection. Ian Rowley and Elizabeth Glyn are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Rowley has been Team Leader of the London based Global Equities Team since 2002 and a Managing Director of
Merrill Lynch Investment Managers, L.P. ("MLIM") since 2005.  He was a
Director of MLIM from 2001 to 2005, and was head of Global Equity Strategy at UBS Asset Management from 1988 to 2001. Mr. Rowley is responsible for supervising the Global Equities Team's investment process and also has portfolio construction responsibility for a number of portfolios. Mr. Rowley has been the leader of the Fund's portfolio management team since 2002.
Ms. Glyn has been the Fund's co-manager since 2005. Ms. Glyn is a Vice President of MLIM and has been a member of MLIM's London based Global
Equities Team since 2000. She is the Global Team's Retail/Consumer
Services specialist and has primary responsibility for investments in these areas.Ms. Glyn was a member of MLIM's London-based U.S. Equities Team from 1998 to 2000.




Code # 19032-0904SUP